Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of	As of
	December 31, 2017	December 31, 2016
Property and Buildings	$23,767,731	$7,040,637
Leasehold improvement	1,862,388	1,787,688
Machinery and equipment (1)	33,003,239	23,425,270
Automobiles	1,021,208	919,146
Office and electric equipment	1,032,454	731,373
Subtotal	60,687,020	33,904,114
Construction in progress	2,570,442	11,084,794
Less: accumulated depreciation	(14,778,850)	(11,186,861)
Property and equipment, net	$48,478,612	$33,802,047

(1)	A total amount of $6,637,055 machinery was related to the sale leaseback transaction (see Note 11).

Depreciation expense was $3,887,823, $3,016,935 and $2,641,932 for the years ended December 31, 2017, 2016 and 2015, respectively.

CIP Construction in progress represents costs of construction incurred for the Company’s new plant and equipment. The Company started the first phase of the construction for its facility expansion in China (“Phase I”) in April 2016 in China. For the year ended December 31, 2017, construction in progress of approximately $19.3 million was completed and was transferred to property, plant and equipment for Phase I.

In the beginning of August 2017, the Company started its second phase of the construction for its facility expansion in China (“Phase II”). Phase II includes construction of a new plant, an office building and two dormitory buildings. The construction is expected to be completed by the end of 2018 and the total construction cost of Phase II is estimated to be $11 million. The Company expects to fulfill the payments using cash generated from operating activities and additional loans borrowed from local banks in case any shortage of cash on hand in the future.